LOANS RECEIVABLE - Summary of loans receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Total Loans receivable	$ 63,395	$ 127,680
Current portion	60,490	117,602
Non-current portion		6,249
Personal [Member]
Total Loans receivable	63,395	127,680
Individually assessed	538	546	$ 574
Collectively assessed	2,367	3,283	$ 4,342
Loans receivable, net	60,490	123,851
Current portion	$ 60,490	117,602
Non-current portion		$ 6,249